UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2006

                            PROTON LABORATORIES, INC.
              Exact name of registrant as specified in its charter)

                WASHINGTON             000-31883                91-2022700
              State or other          (Commission            (I.R.S. Employer
               Jurisdiction           File Number)          Identification No.)
             of incorporation)

    1135 Atlantic Avenue, Suite 101, Alameda, CA                  94501
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 3.02     Unregistered Sales of Equity Securities

     In August 2006, we sold an aggregate of 218,943 shares of our common stock to 18 investors for proceeds of $48,084. These investors reside in and are citizens of foreign countries. These transactions took place outside of the USA. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.

     In September 2006, we sold an aggregate of 156,556 shares of our common stock to 18 investors for proceeds of $66,251. These investors reside in and are citizens of foreign countries. These transactions took place outside of the USA. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROTON LABORATORIES, INC.

October 9, 2006               (signed)_______________________________
                                      /s/ Edward Alexander
                                      Edward Alexander, CEO